BEAR STEARNS                                  BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                    ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO         245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                     New York, N.Y. 10167
LONDON o PARIS o TOKYO             (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------






New Issue Computational Materials



$308,517,000 (Approximate)
Mortgage Asset-Backed Pass-Through Certificates,
Series 2000-RS4


Residential Asset Mortgage Products, Inc.
Depositor

RAMP Series 2000-RS4 Trust
Issuer

Residential Funding Corporation
Seller and Master Servicer




December 12, 2000



                                       BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


Residential Funding Corporation
RAMP 2000-RS4
Computational Materials: Preliminary Term Sheet  (Page 1)
----------------------------------------------------------------------------------------------

                           $308,517,000 (Approximate)

Issuer:                             RAMP Series 2000-RS4 Trust (the "Trust")

Depositor:                          Residential  Asset Mortgage  Products,  Inc., an affiliate of RFC.

Seller:                             Residential  Funding  Corporation (the "Seller" or "RFC"),
                                    an  indirect,  wholly-owned  subsidiary  of GMAC  Mortgage
                                    Group, Inc.
Underwriters:                       Lead Manager:         Bear, Stearns & Co. Inc.
                                    Co-Manager:           Residential    Funding    Securities
                                                                Corporation

Certificate Insurer:                Ambac Assurance Corporation ("Ambac")

Trustee:                            Bank One, National Association.

Master  Servicer:                   Residential  Funding  Corporation  (the "Master  Servicer"
                                    or "RFC"),  an  affiliate  of the Seller and an  indirect, wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Special Servicer:                   RFC's Asset  Resolution  Division  ("ARD"),  a division of
                                    HomeComings Financial Network,  Inc.  ("HomeComings") will act as Special  Servicer  with  respect  to  approximately
                                    [69.2]%   of   the   Fixed   Rate   Mortgage   Loans   and
                                    approximately  [77.5]%  of the  Adjustable  Rate  Mortgage
                                    Loans,   if  and  when   they   become  30  days  or  more
                                    delinquent.  HomeComings is a  wholly-owned  subsidiary of
                                    RFC.  The  remaining   Fixed  Rate  and  Adjustable   Rate
                                    Mortgage  Loans are being  subserviced  by other  entities as of  the  Cut-Off  Date.  ARD  was  awarded  a  "Special
                                    Servicer" (or the  equivalent)  designation  from Standard
                                    & Poor's and Fitch, Inc. in March 1999.

Characteristics of the Offered Certificates (a), (b), (c), (d)

-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------
                                               Average  Principal  Final
                         Original               Life    Lockout/ Scheduled   Expected
Offered          Loan   Principal              to Call  Window   Maturity     Ratings       Credit
Certificates    Group     Balance    Coupon    (years)  (months)   Date     (S&P/Mdy's)  Enhancement
                                                                 ----------
-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------

  Class A-I-1    I     $66,615,000   Fixed      1.00    0 /      5/25/15     AAA / Aaa    Ambac + OC
                                                         26
  Class A-I-2    I     35,434,000    Fixed      3.00    25 /     11/25/21    AAA / Aaa    Ambac + OC
                                                         23
  Class A-I-3    I     27,140,000    Fixed      5.00    47       12/25/25    AAA / Aaa    Ambac + OC
                                                         /27
  Class A-I-4    I     42,795,000    Fixed      8.38    73 /     12/25/30    AAA / Aaa    Ambac + OC
                                                         38
  Class A-II     II    136,533,000 Floating     3.01    0 /      12/25/30    AAA / Aaa    Ambac + OC
                                      (e)                111
-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------
Notes:
(a)    Class sizes subject to a 10% variance.
(b)    Pricing  Prepayment  Speed  Assumption:  18% CPR (Fixed  Rate  Mortgage  Loans);  25% CPR
       (Adjustable Rate Mortgage Loans).
(c)    Transaction priced to 10% clean-up call.
(d)    The coupon on the Class A-I-4 Certificates will increase by 0.50% and the margin on the Class A-II  Certificates  will  double if the 10%  clean-up call is not exercised.
(e)    The lesser of (i) One-Month  LIBOR plus the related  margin and (ii) 14%, subject to the Net WAC Cap Rate.


The Certificates: The Trust will issue several classes of senior Certificates (namely, the Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-I-3 Certificates, and the Class A-I-4 Certificates (together, the "Group I Certificates") and the Class A-II Certificates (together with the Group I Certificates, the "Class A Certificates")) and multiple subordinated and residual certificates (the "Class SB Certificates" and the "Class R Certificates," respectively). Neither the Class SB Certificates nor the Class R Certificates will be offered hereby.

Offering: The Offered Certificates will be issued publicly from a shelf registration.

Form of Registration: The Offered Certificates will be issued in book-entry form through DTC, Clearstream and Euroclear.

Cut-off Date:                       As of December 1, 2000.

Settlement Date:                    On or about December 27, 2000.

Distribution Date: The 25th day of each month (or the next succeeding business day), commencing January 25, 2001.

Pass-Through Rate: Interest will accrue on the Group I Certificates during the month prior to the month of the related Distribution Date (or from the Cut-off Date to the end of such month in the case of the first Distribution
     Date) on a 30/360-day basis.

     The Pass-Through Rate on Class A-I-4 Certificates will increase by 0.50% after the Step-Up Date. The "Step-Up Date" is the first Distribution Date after the Distribution Date on which the current Pool Principal Balance declines to 10% or less of the original Pool Principal Balance of the aggregate Group I Mortgage Loans.

     On each Distribution Date, the Class A-II Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs prior to the Step-Up Date, One-Month LIBOR plus __% (the "Class A-II Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus 2.0 times the Class A-II Margin, and (y) 14%, subject to the Net WAC Cap Rate. Interest will accrue on the Class A-II Certificates on an actual/360 basis.

Net WAC Cap Rate: With respect to any Distribution Date and the Group II Certificates, the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which (a) the master servicing fee, (b) the subservicing fee, and (c) the premium under the Policy, are paid; each expressed as a percentage of the Stated Principal Balance of the mortgage loans in the related loan group.

Assets of the Trust: On the Closing Date, the assets of the Trust are expected to include: (i) the Mortgage Loans (consisting of the Group I and the Group II Mortgage Loans); (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account and belonging to the Trust; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; (iv) the Policy; (v) the right to receive amounts received from any additional collateral that has been assigned to the Trustee; and (vi) all proceeds of the foregoing.

Collateral Description: On the Closing Date, the assets of the Trust will consist of 1,236 fixed-rate mortgage loans (the "Group I Mortgage Loans" or the "Fixed Rate Mortgage Loans") with an aggregate principal balance of $171,984,026 as of the Cut-off Date and 1,100 adjustable-rate mortgage loans (the "Group II Mortgage Loans" or the "Adjustable Rate Mortgage Loans") with an aggregate principal balance of $139,320,255 as of the Cut-off Date, and the mortgage notes relating thereto (as described more fully herein).

     The Mortgage Loans were underwritten to a wide variety of underwriting standards under several different programs, as more fully described in the Prospectus Supplement. The Group I and Group II Mortgage Loans will consist of the following subgroups:

     Seasoned Loans: Loans that are seasoned longer than 13 months. They are typically not purchased through RFC's standard conduit guidelines due to the need to rely on origination information related to the mortgagor's credit and the property value. Seasoned loans may also include loans previously securitized, where the optional termination has been exercised.

     Program Exception Loans: Loans in this category arise from exceptions to RFC's standard guidelines under their Jumbo A, Alt-A and Subprime Programs. These loans may not have met a specific RFC program parameter, such as: a loan that was originated at a 90% LTV with no mortgage insurance and targeted for a secondary program specifying a maximum 80% LTV; a higher ARM margin than that required by a particular program; or a contractual delinquency of 30 to 89 days. Also included in this category are loans with document deficiencies.

     Reperforming Loans: Loans that have a default history and are characterized as at least 90 days delinquent because the borrower still has prior scheduled principal due. However, the loans are considered Re-Performing because the borrower has either (a) made at least three aggregate scheduled payments in the last three months or (b) the borrower has made at least four aggregate scheduled payments in the last six months.

Credit Enhancement:  Credit enhancement for the benefit of the Group I and Group
     II Certificates will be as follows:

                            The Group I Certificates

The Policy Ambac Assurance Corporation (the "Certificate Insurer") will unconditionally and irrevocably guarantee: (a) timely payment of interest,
     (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Class A Certificates by no later than their respective final scheduled maturity date (the "Policy"). The Policy is not revocable for any reason.

                                    Overcollateralization ("OC"):
                                    Initial (% Orig.)                   0.00%
                                    OC Target (% Orig.)                 2.20%
                                    Stepdown (% Current)                4.40%
                                    OC Floor (% Orig.)                  0.50%

                                    Excess Spread:
                                    Initially  equal  to  [212]  bps  per  annum
                                    (before   losses)  and  is  expected  to  be
                                    available to cover losses and build OC starting on the February 2001 Distribution Date.

                            The Group II Certificates

                                    The Policy
                                    Ambac     Assurance     Corporation     (the
                                    "Certificate  Insurer") will unconditionally
                                    and   irrevocably   guarantee:   (a)  timely
                                    payment of  interest,  (b) the amount of any
                                    losses  not  covered  by  excess  spread  or
                                    overcollateralization,  and (c) the  payment
                                    of principal on the Class A Certificates  by
                                    no  later   than  their   respective   final
                                    scheduled maturity date (the "Policy").  The
                                    Policy is not revocable for any reason.

                                    Overcollateralization ("OC"):
                                    Initial (% Orig.)                   2.00%
                                    OC Target (% Orig.)            5.00%
                                    Stepdown (% Current)       10.00%
                                    OC Floor (% Orig.)              0.50%

                                    Excess Spread:
                                    Initially  equal  to  [233]  bps  per  annum
                                    (before   losses)  and  is  expected  to  be
                                    available to cover losses and build OC starting on the February 2001 Distribution Date.

Priority of Distributions: On each Distribution Date, amounts available for distribution will be allocated in the following order of priority:

1.      To pay accrued interest due on the Class A Certificates;

2. To pay principal to the holders of the Class A Certificates in an amount equal to scheduled principal and principal prepayments received or advances in respect of the related Mortgage Loans;

3. To pay as principal to the Class A Certificates an amount necessary to cover Realized Losses on the related Mortgage Loans;

4. To pay permitted reimbursements to the Certificate Insurer for prior draws on the Policy;

5. To pay as additional principal on the Class A Certificates, the amount necessary to bring the amount of overcollateralization up to the Required Overcollateralization Amount;

6.      To pay prepayment interest shortfalls on the Class A Certificates;

7. To pay any Basis Risk Shortfall Carry-Forward Amounts to the Class A-II Certificates; and

8. To the holders of the Class SB Certificates and the Class R Certificates, any remaining Excess Cash Flow.

Principal Distributions: The principal distribution amount with respect to the Group I Mortgage Loans will be distributed to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, until paid in full. The principal distribution amount with respect to the Group II Mortgage Loans will be distributed to the Class A-II Certificates until paid in full.

BasisRisk   Shortfall   Carry-Forward   Amount:   The  "Basis   Risk   Shortfall
     Carry-Forward Amount" is equal to the aggregate amount of Basis Risk Shortfall on such Distribution Date, plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed.

     On any Distribution Date on which any of the Group II Certificates receive interest based on the Net WAC Cap Rate, "Basis Risk Shortfall" is equal to the excess, if any, of (a) accrued certificate interest on the related Group II Certificate calculated pursuant to the lesser of (i) clause (x) of the definition of Pass-Through Rate thereof and (ii) 14% over (b) accrued certificate interest on the related Group II Certificate calculated pursuant to the Net WAC Cap Rate. Basis Risk Shortfall will only be recoverable from Excess Cash Flow, and not from the Policy or otherwise.

Stepdown Date: The Stepdown Date is the Distribution Date occurring on the later of:

(1)     the [31]st Distribution Date (or [July 2003]); and

(2) the first Distribution Date on which the current Pool Principal Balance has been reduced to an amount equal to 50% or less of the original Pool Principal Balance.

Advancing: The Master Servicer will be obligated to advance delinquent principal and interest through the liquidation of REO or until deemed unrecoverable.

Compensating  Interest:  The Master  Servicer will be required to cover interest shortfalls as a result of principal prepayments in full up to the lesser of
     (a) one-twelfth of 0.125% and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date.

Minimum Denominations: $25,000 and integral multiples of $1 in excess thereof.

Optional Call: The Master Servicer may, at its option, effect an early redemption or termination of the Certificates on the first Distribution Date after the Distribution Date on which the current Pool Principal Balance declines to 10% or less of the original Pool Principal Balance of the Mortgage Loans.

Tax  Status: The Trust will be established as a REMIC for tax purposes.

ERISA Eligibility: The Class A Certificates are expected to be eligible for benefit plans that are subject to ERISA.

SMMEA Treatment: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.


Characteristics of the Offered Certificates (a), (b), (c), (d)

-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------
                                               Average  Principal  Final
                         Original               Life    Lockout/ Scheduled   Expected
Offered          Loan   Principal              to Call  Window   Maturity     Ratings       Credit
Certificates    Group     Balance    Coupon    (years)  (months)   Date     (S&P/Mdy's)  Enhancement
                                                                 ----------
-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------

  Class A-I-1    I     $66,615,000   Fixed      1.00    0 /      5/25/15     AAA / Aaa    Ambac + OC
                                                         26
  Class A-I-2    I     35,434,000    Fixed      3.00    25 /     11/25/21    AAA / Aaa    Ambac + OC
                                                         23
  Class A-I-3    I     27,140,000    Fixed      5.00    47       12/25/25    AAA / Aaa    Ambac + OC
                                                         /27
  Class A-I-4    I     42,795,000    Fixed      8.38    73 /     12/25/30    AAA / Aaa    Ambac + OC
                                                         38
  Class A-II     II    136,533,000 Floating     3.01    0 /      12/25/30    AAA / Aaa    Ambac + OC
                                      (e)                111
-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------
Notes:
(a)    Class sizes subject to a 10% variance.
(b)    Pricing  Prepayment  Speed  Assumption:  18% CPR (Fixed  Rate  Mortgage  Loans);  25% CPR
       (Adjustable Rate Mortgage Loans).
(c)    Transaction priced to 10% clean-up call.
(d)    The coupon on the Class A-I-4 Certificates will increase by 0.50% and the margin on the Class A-II  Certificates  will  double if the 10%  clean-up call is not exercised.
(e)    The lesser of (i) One-Month  LIBOR plus the related  margin and (ii) 14%, subject to the Net WAC Cap Rate.


Class A-I-1 (to 10% Call and to
Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          7.20      1.85     1.26      1.00     0.79      0.67
Modified Duration (years)
                                          5.24      1.65     1.15      0.93     0.74      0.64
First Principal Distribution           1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Distribution            6/25/14   1/25/05  9/25/03   2/25/03  8/25/02   5/25/02
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  162        49       33        26       20        17
Illustrative Yield @ Par (30/360)        6.83%     6.65%    6.53%     6.43%    6.31%     6.21%
-----------------------------------------------------------------------------------------------


Class A-I-2 (to 10% Call and to
Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)                     16.49      5.63
                                                             3.82      3.00     2.33      1.96
Modified Duration (years)
                                          9.65      4.53     3.26      2.63     2.09      1.78
First Principal Distribution           6/25/14   1/25/05  9/25/03   2/25/03  8/25/02   5/25/02
Last Principal Distribution            3/25/21   5/25/08  1/25/06  12/25/04  1/25/04   7/25/03
Principal Lockout (months)                 161        48       32        25       19        16
Principal Window (months)                   82        41       29        23       18        15
Illustrative Yield @ Par (30/360)        6.76%     6.71%    6.67%     6.64%    6.60%     6.56%
-----------------------------------------------------------------------------------------------







 Class A-I-3 (to 10% Call and to
Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         22.65      8.95     6.33      5.00     3.90      3.29
Modified Duration (years)
                                         11.19      6.49     4.97      4.10     3.32      2.85
First Principal Distribution           3/25/21   5/25/08  1/25/06  12/25/04  1/25/04   7/25/03
Last Principal Distribution            9/25/25   6/25/11 10/25/08   2/25/07 10/25/05   1/25/05
Principal Lockout (months)                 242        88       60        47       36        30
Principal Window (months)                   55        38       34        27       22        19
Illustrative Yield @ Par (30/360)        6.90%     6.87%    6.85%     6.83%    6.81%     6.78%
-----------------------------------------------------------------------------------------------



Class A-I-4 (to 10% Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         26.94     14.43    10.38      8.38     6.57      5.49
Modified Duration (years)
                                         11.53      8.65     7.05      6.07     5.06      4.38
First Principal Distribution           9/25/25   6/25/11 10/25/08   2/25/07 10/25/05   1/25/05
Last Principal Distribution           11/25/28   1/25/17  6/25/12   3/25/10  3/25/08  12/25/06
Principal Lockout (months)                 296       125       93        73       57        48
Principal Window (months)                   39        68       45        38       30        24
Illustrative Yield @ Par (30/360)        7.29%     7.28%    7.27%     7.26%    7.25%     7.23%
-----------------------------------------------------------------------------------------------



Class A-I-4 (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)                                                                      6.78
                                         27.21     16.65    12.34     10.02     7.97
Modified Duration (years)
                                         11.56      9.20     7.73      6.75     5.75      5.09
First Principal Distribution           9/25/25   6/25/11 10/25/08   2/25/07 10/25/05   1/25/05
Last Principal Distribution            5/25/30   4/25/29  5/25/26  10/25/22  8/25/18  12/25/15
Principal Lockout (months)                 296       125       93        73       57        48
Principal Window (months)                   57       215      212       189      155       132
Illustrative Yield @ Par (30/360)        7.29%     7.31%    7.32%     7.32%    7.32%     7.32%
-----------------------------------------------------------------------------------------------





Class A-II (to 10% Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         18.95      5.72     3.96      3.01     2.36      1.86
Modified Duration (years)
                                          9.48      4.05     3.06      2.44     1.99      1.61
First Principal Distribution           1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Distribution           11/25/28   1/25/17  6/25/12   3/25/10  3/25/08  12/25/06
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  335       193      138       111       87        72
Illustrative Yield @ Par (30/360)        7.19%     7.18%    7.18%     7.18%    7.18%     7.18%
-----------------------------------------------------------------------------------------------


Class A-II (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)                                                                      1.94
                                         19.02      5.99     4.20      3.16     2.48
Modified Duration (years)
                                          9.49      4.13     3.15      2.51     2.05      1.66
First Principal Distribution           1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Distribution            5/25/30   6/25/27  8/25/22   2/25/18  9/25/14  10/25/11
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  353       318      260       206      165       130
Illustrative Yield @ Par (30/360)        7.19%     7.19%    7.19%     7.19%    7.19%     7.19%
-----------------------------------------------------------------------------------------------








        Distribution    Net WAC          Distribution   Net WAC         Distribution   Net WAC
   Month        Date    Cap (%)    Month         Date   Cap (%)    Month       Date    Cap (%)

       1     1/25/01     9.151        41      5/25/04   10.797        81    9/25/07   10.475
       2     2/25/01     9.151        42      6/25/04   10.449        82   10/25/07   10.824
       3     3/25/01   10.132         43      7/25/04   10.798        83   11/25/07   10.476
       4     4/25/01     9.152        44      8/25/04   10.450        84   12/25/07   10.826
       5     5/25/01     9.435        45      9/25/04   10.451        85    1/25/08   10.478
       6     6/25/01     9.247        46     10/25/04   10.800        86    2/25/08   10.478
       7     7/25/01     9.534        47     11/25/04   10.452        87    3/25/08   11.202
       8     8/25/01     9.258        48     12/25/04   10.801        88    4/25/08   10.480
       9     9/25/01     9.258        49      1/25/05   10.453        89    5/25/08   10.830
      10    10/25/01     9.567        50      2/25/05   10.454        90    6/25/08   10.482
      11    11/25/01     9.258        51      3/25/05   11.574        91    7/25/08   10.832
      12    12/25/01     9.567        52      4/25/05   10.455        92    8/25/08   10.483
      13     1/25/02     9.259        53      5/25/05   10.804        93    9/25/08   10.484
      14     2/25/02     9.259        54      6/25/05   10.456        94   10/25/08   10.834
      15     3/25/02   10.251         55      7/25/05   10.805        95   11/25/08   10.486
      16     4/25/02     9.259        56      8/25/05   10.457        96   12/25/08   10.836
      17     5/25/02     9.570        57      9/25/05   10.458        97    1/25/09   10.487
      18     6/25/02     9.307        58     10/25/05   10.807        98    2/25/09   10.488
      19     7/25/02     9.617        59     11/25/05   10.459        99    3/25/09   11.613
      20     8/25/02     9.994        60     12/25/05   10.809       100    4/25/09   10.490
      21     9/25/02     9.994        61      1/25/06   10.461       101    5/25/09   10.840
      22    10/25/02   10.328         62      2/25/06   10.461       102    6/25/09   10.492
      23    11/25/02     9.995        63      3/25/06   11.583       103    7/25/09   10.842
      24    12/25/02   10.329         64      4/25/06   10.463       104    8/25/09   10.493
      25     1/25/03     9.996        65      5/25/06   10.812       105    9/25/09   10.494
      26     2/25/03     9.996        66      6/25/06   10.464       106   10/25/09   10.845
      27     3/25/03   11.068         67      7/25/06   10.813       107   11/25/09   10.496
      28     4/25/03     9.997        68      8/25/06   10.465       108   12/25/09   10.847
      29     5/25/03   10.339         69      9/25/06   10.466       109    1/25/10   10.498
      30     6/25/03   10.397         70     10/25/06   10.816       110    2/25/10   10.499
      31     7/25/03   10.787         71     11/25/06   10.467
      32     8/25/03   10.439         72     12/25/06   10.817
      33     9/25/03   10.444         73      1/25/07   10.469
      34    10/25/03   10.793         74      2/25/07   10.469
      35    11/25/03   10.445         75      3/25/07   11.592
      36    12/25/03   10.794         76      4/25/07   10.471
      37     1/25/04   10.446         77      5/25/07   10.821
      38     2/25/04   10.447         78      6/25/07   10.472
      39     3/25/04   11.168         79      7/25/07   10.822
      40     4/25/04   10.448         80      8/25/07   10.474





----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                       Group I Mortgage Loans (Fixed Rate)
                      Preliminary Characteristics as of the Cut-off Date





------------------------------------------------------------------------------------------------------
Collateral       Subprime*  Alt A*    Seasoned   Jumbo A*    Multi-      Home       Re-      Total
Sub-Group                                                    Family    Solution  Performing
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Percent of Total    25.28%    24.07%     22.45%     19.88%      7.30%      0.92%     0.10%    100.00%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Current Balance $43,765,85$41,655,45$38,860,192$34,406,729$12,644,109$1,584,362  $178,358 $173,095,066
 Loan Count            502       211        403        112         28         13         3      1,272
 Average Balance   $87,183  $197,419    $96,427   $307,203   $451,575 $121,874.03  $59,453   $136,081
 %>$200,000         24.98%    65.44%     32.92%     91.45%     98.59%     20.01%     0.00%     55.02%
 %>$500,000          1.60%     8.56%      7.59%      8.27%     39.22%      0.00%     0.00%      8.67%
------------------------------------------------------------------------------------------------------
 Gross WAC (%)     11.194%    9.496%     8.953%     8.628%     8.188%    10.511%    9.887%     9.545%
 WAM (mos)             327       339        229        349        272        358       349        308
 WA Age (mos)            5         2         49          4         25          2        11         15
 WA Orig. Term         333       341        278        353        297        360       360        324
(mos)
------------------------------------------------------------------------------------------------------
 Balloon            21.48%     0.83%      6.01%        ---    100.00%        ---       ---     14.28%
 Fully              78.52%    99.17%     93.99%    100.00%      0.00%    100.00%   100.00%     85.72%
Amortizing
------------------------------------------------------------------------------------------------------
 First Lien         99.78%   100.00%     91.62%    100.00%    100.00%    100.00%   100.00%     98.06%
 Second Lien         0.22%       ---      8.38%        ---        ---        ---       ---      1.94%
------------------------------------------------------------------------------------------------------
 WA FICO               602       694        670        697        701        709       585        664
 % below 640        70.93%    14.85%     33.00%      7.36%        ---     19.84%   100.00%     30.67%
 Current CLTV       80.98%    81.11%     72.05%     81.42%     73.16%    101.55%    68.73%     78.70%
------------------------------------------------------------------------------------------------------
Loan Type
 Single Family      88.22%    72.48%     86.78%     79.84%        ---     69.65%   100.00%     75.84%
 PUD                 4.15%    20.87%      9.36%     16.39%        ---     16.07%       ---     11.58%
 Condo               1.43%     6.48%      2.71%      3.77%        ---     14.28%       ---      3.41%
 Manuf. Housing      5.58%     0.17%      0.97%        ---        ---        ---       ---      1.67%
 Other               0.62%       ---      0.17%        ---    100.00%        ---       ---      7.50%
------------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied     89.11%    96.10%     96.02%     95.35%        ---     92.82%   100.00%     87.12%
 Investor           10.89%     3.90%      3.98%      4.65%    100.00%      7.18%       ---     12.88%
Property
                 -------------------------------------------------------------------------------------
-----------------
Loan Purpose
 Purchase Money     29.27%    72.48%     24.37%     79.06%     43.63%    100.00%       ---     50.13%
 Cash Out/Refi      61.36%    13.52%     35.25%      7.40%        ---        ---    46.67%     28.20%
 Rate Term/Refi      8.11%    12.81%     27.03%      9.69%     56.37%        ---    53.33%     17.30%
 Other               1.26%     1.18%     13.35%      3.84%        ---        ---       ---      4.37%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
States > 5%
 California          9.58%    17.03%     15.01%     37.64%     11.12%     26.27%       ---     18.42%
 New York           11.54%     1.64%      9.85%      3.70%     21.69%        ---       ---      7.84%
 Florida             8.40%     7.68%      6.19%      1.03%     11.75%        ---    32.87%      6.46%
 North Carolina      3.63%     1.06%     12.95%      8.08%        ---        ---       ---      5.69%
------------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.





----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                         Group II Mortgage Loans (ARMs)
                      Preliminary Characteristics as of the Cut-off Date





-----------------------------------------------------------------------------------------------------
Collateral         Subprime*     Seasoned       Alt A*       Jumbo A*     Reperforming     Total
Sub-Group
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Percent of Total        45.17%        37.39%        11.37%         5.53%          0.55%      100.00%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 Current Balance   $66,215,297   $54,811,193   $16,672,777    $8,106,223       $799,936 $146,605,426
 Loan Count                681           363            63            36              7        1,150
 Average Balance       $97,232      $150,995      $264,647      $225,173       $114,277     $127,483
 %>$200,000             19.68%        52.48%        78.34%        74.76%          0.00%       41.55%
 %>$500,000              0.90%        12.25%        37.01%        15.04%          0.00%       10.03%
-----------------------------------------------------------------------------------------------------
 Gross WAC (%)         10.790%        9.699%        8.461%        8.109%        11.116%       9.971%
 WAM (mos)                 354           299           350           352            349          333
 WA Age (mos)                6            64             5             7             11           28
 WA Orig. Term             360           362           355           360            360          361
(mos)
-----------------------------------------------------------------------------------------------------
 Balloon                   ---           ---           ---           ---            ---          ---
 Fully Amortizing      100.00%       100.00%       100.00%       100.00%        100.00%      100.00%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 First Lien            100.00%       100.00%       100.00%       100.00%        100.00%      100.00%
 Second Lien               ---           ---           ---           ---            ---          ---
-----------------------------------------------------------------------------------------------------
 WA FICO                   583           621           694           710            518          616
 % below 640            86.57%        63.41%        19.22%         5.48%        100.00%       65.68%
 Current CLTV           82.17%        77.69%        70.84%        76.17%         74.19%       78.83%
-----------------------------------------------------------------------------------------------------
 WA Margin              6.689%        3.878%        3.137%        3.016%         6.947%       5.032%
 WA Lifetime Cap       17.318%       14.368%       13.847%       13.868%        17.452%      15.630%
 WA Next Rate               22             9            12            22             15           16
Adj.
 WA Reset                    6             9            11            10              6            8
Frequency
-----------------------------------------------------------------------------------------------------
Loan Type
 Single Family          89.54%        81.86%        82.58%        77.71%        100.00%       85.28%
 PUD                     4.28%        10.95%        11.12%        11.05%            ---        7.90%
 Condo                   3.56%         6.35%         6.31%        11.24%            ---        5.32%
 Manuf. Housing          1.86%         0.10%         0.00%         0.00%            ---        0.88%
 Other                   0.76%         0.74%           ---           ---            ---        0.62%
-----------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied         92.18%        95.06%        93.01%        87.89%         85.94%       93.08%
 Investor                7.82%         4.94%         6.99%        12.11%         14.06%        6.92%
Property
-----------------------------------------------------------------------------------------------------
Loan Purpose
 Purchase Money         38.89%        44.94%        37.15%        61.96%         20.94%       42.13%
 Cash Out/Refi          52.78%        31.73%        11.38%        21.36%         63.38%       38.53%
 Rate Term/Refi          8.22%        20.23%        18.45%         4.28%         15.69%       13.70%
 Other                   0.11%         3.10%        33.01%        12.40%            ---        5.65%
-----------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.





----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                         Group II Mortgage Loans (ARMs)
                      Preliminary Characteristics as of the Cut-off Date
                                    (cont'd)





----------------------------------------------------------------------------------------------------
Collateral         Subprime*     Seasoned       Alt A*      Jumbo A*    Reperforming      Total
Sub-Group
----------------------------------------------------------------------------------------------------
Percent of Total        45.17%        37.39%       11.37%         5.53%         0.55%       100.00%
----------------------------------------------------------------------------------------------------
States > 4%
   California           19.88%        25.19%       27.86%        29.97%        14.06%        23.30%
   Maryland              2.42%         8.82%          ---           ---           ---         4.39%
   Illinois              6.67%         4.66%        0.64%           ---           ---         4.83%
   New York              4.00%         7.32%          ---           ---           ---         4.54%
   Colorado              3.61%         4.86%        7.46%         4.08%           ---         4.52%
   Ohio                  7.62%         1.22%        0.99%         3.44%           ---         4.20%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Index
  6 month LIBOR        100.00%        48.24%       10.62%        39.28%       100.00%        67.13%
  1 Year UST             0.00%        48.67%       89.38%        60.72%           ---        31.72%
  COFI                     ---         0.45%          ---           ---           ---         0.17%
  Other                    ---         2.64%          ---           ---           ---         0.99%
----------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.





----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

           Loan-to-Value Ratios

                Range of            Number of     Cut-Off Date   Percentage of
              Loan-to-Value          Loans         Principal       Loan Pool
               Ratios (%)                           Balance
           --------------------  ----------------------------------------------
              0.01 to 40.00                  14      $595,378.18         0.41%
             40.01 to 50.00                  16     3,088,293.30         2.11%
             50.01 to 60.00                  65     9,657,900.97         6.59%
             60.01 to 70.00                 182    21,216,507.30        14.47%
             70.01 to 80.00                 457    58,268,022.54        39.74%
             80.01 to 90.00                 305    39,476,135.80        26.93%
             90.01 to 100.00                 79    10,138,948.38         6.92%
            100.01 to 110.00                 29     3,558,018.01         2.43%
            110.01 to 120.00                  3       606,221.36         0.41%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%

Mortgage Loan Group II

           Credit Scores

                Range of           Number of      Cut-Off Date   Percentage of
              Credit Scores           Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
               499 or Less                  126    13,348,685.15         9.11%
               500 to 519                   113    11,387,899.30         7.77%
               520 to 539                   149    16,130,868.25        11.00%
               540 to 559                   112    14,510,294.55         9.90%
               560 to 579                   135    15,417,494.02        10.52%
               580 to 599                   105    11,789,733.00         8.04%
               600 to 619                   109    13,702,768.86         9.35%
               620 to 639                    50     6,698,067.92         4.57%
               640 to 659                    48     7,465,928.85         5.09%
               660 to 679                    39     6,569,782.60         4.48%
               680 to 699                    37     8,310,480.50         5.67%
               700 to 719                    32     4,695,656.18         3.20%
               720 to 739                    21     4,621,959.08         3.15%
               740 to 759                    26     6,473,068.19         4.42%
               760 to 799                    14     2,279,725.08         1.56%
               800 to 819                     6     1,211,310.23         0.83%
              Not Available                  28     1,991,704.08         1.36%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%





----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

           Debt-to-Income

                Range of           Number of      Cut-Off Date   Percentage of
             Debt-to-Income           Loans        Principal       Loan Pool
                  Ratio                             Balance
           --------------------  ----------------------------------------------
              Not Available                 472   $59,114,335.84        40.32%
           10.0001% to 20.000%               23     1,534,821.20         1.05%
           20.001% to 30.000%                81    10,283,124.14         7.01%
           30.001% to 40.000%               194    26,382,690.95        18.00%
           40.001% to 50.000%               232    31,507,837.35        21.49%
           50.001% to 60.000%               124    15,271,339.23        10.42%
           60.001% or greater                24     2,511,277.13         1.71%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%

Mortgage Loan Group II

           Documentation

                Range of           Number of      Cut-Off Date   Percentage of
           Documentation Type         Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
                  Full                      812   $98,546,710.65        67.22%
                 Limited                    338   $48,058,715.19        32.78%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%

Mortgage Loan Group II

           Prepay Penalties

                Range of           Number of      Cut-Off Date   Percentage of
             Prepay Penalty           Loans        Principal       Loan Pool
                  Terms                             Balance
           --------------------  ----------------------------------------------
                  None                      430   $71,815,000.00        48.99%
                12 months                    19    $2,391,916.97         1.63%
                24 months                   106   $10,671,177.78         7.28%
                36 months                   297   $33,782,868.34        23.04%
                60 months                   298   $27,944,462.75        19.06%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%






Mortgage Loan Group II

        Delinquency Status

                Range of           Number of      Cut-Off Date   Percentage of
           Delinquency Status         Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
                 Current                  2,363                         99.08%
                                                 $316,697,041.78
              30 to 59 days                  29     2,067,284.71         0.77%
              60 to 89 days                   2       230,163.79         0.16%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%


Mortgage Loan Group II

        High Cost Loans

                                   Number of      Cut-Off Date   Percentage of
             High Cost Loans          Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
               Section 32                    57    $5,776,286.55         3.94%
             Non-Section 32               1,093  $140,829,139.29        96.06%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%



***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************

                     SECOND REVISED PRELIMINARY TERM SHEET


                                    GMAC RFC

                           $308,517,000 (Approximate)

                           RAMP Series 2000-RS4 Trust


                    Residential Asset Mortgage Product, Inc.
                                    Depositor

                         Residential Funding Corporation
                           Seller and Master Servicer

     The following is a revised preliminary Term Sheet. All terms and statements are subject to change.


                         RESIDENTIAL FUNDING SECURITIES
                                 A GMAC COMPANY

                                 as Underwriter



                                December 15, 2000

This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


Residential Funding Corporation
RAMP 2000-RS4
Computational Materials: Preliminary Term Sheet  (Page 1)
----------------------------------------------------------------------------------------------


                           $308,517,000 (Approximate)

Issuer:                             RAMP Series 2000-RS4 Trust (the "Trust")

Depositor:                          Residential  Asset Mortgage  Products,  Inc., an affiliate of RFC.

Seller:                             Residential  Funding  Corporation (the "Seller" or "RFC"),
                                    an  indirect,  wholly-owned  subsidiary  of GMAC  Mortgage
                                    Group, Inc.
Underwriters:                       Lead Manager:         Bear, Stearns & Co. Inc.
                                    Co-Manager:           Residential    Funding    Securities
Corporation

Certificate Insurer:                Ambac Assurance Corporation ("Ambac")

Trustee:                            Bank One, National Association.

Master  Servicer:                   Residential  Funding  Corporation  (the "Master  Servicer"
                                    or "RFC"),  an  affiliate  of the Seller and an  indirect, wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Special Servicer:                   RFC's Asset  Resolution  Division  ("ARD"),  a division of
                                    HomeComings Financial Network,  Inc.  ("HomeComings") will act as Special  Servicer  with  respect  to  approximately
                                    [69.2]%   of   the   Fixed   Rate   Mortgage   Loans   and
                                    approximately  [77.5]%  of the  Adjustable  Rate  Mortgage
                                    Loans,   if  and  when   they   become  30  days  or  more
                                    delinquent.  HomeComings is a  wholly-owned  subsidiary of
                                    RFC.  The  remaining   Fixed  Rate  and  Adjustable   Rate
                                    Mortgage  Loans are being  subserviced  by other  entities as of  the  Cut-Off  Date.  ARD  was  awarded  a  "Special
                                    Servicer" (or the  equivalent)  designation  from Standard
                                    & Poor's and Fitch, Inc. in March 1999.

Characteristics of the Offered Certificates (a), (b), (c), (d)

-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------
                                               Average  Principal  Final
                         Original               Life    Lockout/ Scheduled   Expected
Offered          Loan   Principal              to Call  Window   Maturity     Ratings       Credit
Certificates    Group     Balance    Coupon    (years)  (months)   Date     (S&P/Mdy's)  Enhancement
                                                                 ----------
-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------

  Class A-I-1    I     $66,615,000   Fixed      1.00    0 /      5/25/15     AAA / Aaa    Ambac + OC
                                                         26
  Class A-I-2    I     35,434,000    Fixed      3.00    25 /     11/25/21    AAA / Aaa    Ambac + OC
                                                         23
  Class A-I-3    I     27,140,000    Fixed      5.00    47       12/25/25    AAA / Aaa    Ambac + OC
                                                         /27
  Class A-I-4    I     42,795,000    Fixed      8.38    73 /     12/25/30    AAA / Aaa    Ambac + OC
                                                         38
  Class A-II     II    136,533,000 Floating     3.01    0 /      12/25/30    AAA / Aaa    Ambac + OC
                                      (e)                111
-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------
Notes:
(a)    Class sizes subject to a 10% variance.
(b)    Pricing  Prepayment  Speed  Assumption:  18% CPR (Fixed  Rate  Mortgage  Loans);  25% CPR
       (Adjustable Rate Mortgage Loans).
(c)    Transaction priced to 10% clean-up call.
(d)    The coupon on the Class A-I-4 Certificates will increase by 0.50% and the margin on the Class A-II  Certificates  will  double if the 10%  clean-up call is not exercised.
(e)    The lesser of (i) One-Month  LIBOR plus the related  margin and (ii) 14%, subject to the Net WAC Cap Rate.



The Certificates: The Trust will issue several classes of senior Certificates (namely, the Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-I-3 Certificates, and the Class A-I-4 Certificates (together, the "Group I Certificates") and the Class A-II Certificates (together with the Group I Certificates, the "Class A Certificates")) and multiple subordinated and residual certificates (the "Class SB Certificates" and the "Class R Certificates," respectively). Neither the Class SB Certificates nor the Class R Certificates will be offered hereby.

Offering: The Offered Certificates will be issued publicly from a shelf registration.

Form of Registration: The Offered Certificates will be issued in book-entry form through DTC, Clearstream and Euroclear.

Cut-off Date:                       As of December 1, 2000.

Settlement Date:                    On or about December 27, 2000.

Distribution Date: The 25th day of each month (or the next succeeding business day), commencing January 25, 2001.

Pass-Through Rate: Interest will accrue on the Group I Certificates during the month prior to the month of the related Distribution Date (or from the Cut-off Date to the end of such month in the case of the first Distribution
     Date) on a 30/360-day basis.

     The Pass-Through Rate on Class A-I-4 Certificates will increase by 0.50% after the Step-Up Date. The "Step-Up Date" is the first Distribution Date after the Distribution Date on which the current Pool Principal Balance declines to 10% or less of the original Pool Principal Balance of the aggregate Group I Mortgage Loans.

     On each Distribution Date, the Class A-II Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs prior to the Step-Up Date, One-Month LIBOR plus __% (the "Class A-II Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus 2.0 times the Class A-II Margin, and (y) 14%, subject to the Net WAC Cap Rate. Interest will accrue on the Class A-II Certificates on an actual/360 basis.

Net WAC Cap Rate: With respect to any Distribution Date and the Group II Certificates, the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which (a) the master servicing fee, (b) the subservicing fee, and (c) the premium under the Policy, are paid; each expressed as a percentage of the Stated Principal Balance of the mortgage loans in the related loan group.

Assets of the Trust: On the Closing Date, the assets of the Trust are expected to include: (i) the Mortgage Loans (consisting of the Group I and the Group II Mortgage Loans); (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account and belonging to the Trust; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; (iv) the Policy; (v) the right to receive amounts received from any additional collateral that has been assigned to the Trustee; and (vi) all proceeds of the foregoing.

Collateral Description: On the Closing Date, the assets of the Trust will consist of 1,236 fixed-rate mortgage loans (the "Group I Mortgage Loans" or the "Fixed Rate Mortgage Loans") with an aggregate principal balance of $171,984,026 as of the Cut-off Date and 1,100 adjustable-rate mortgage loans (the "Group II Mortgage Loans" or the "Adjustable Rate Mortgage Loans") with an aggregate principal balance of $139,320,255 as of the Cut-off Date, and the mortgage notes relating thereto (as described more fully herein).

     The Mortgage Loans were underwritten to a wide variety of underwriting standards under several different programs, as more fully described in the Prospectus Supplement. The Group I and Group II Mortgage Loans will consist of the following subgroups:

     Seasoned Loans: Loans that are seasoned longer than 13 months. They are typically not purchased through RFC's standard conduit guidelines due to the need to rely on origination information related to the mortgagor's credit and the property value. Seasoned loans may also include loans previously securitized, where the optional termination has been exercised.

     Program Exception Loans: Loans in this category arise from exceptions to RFC's standard guidelines under their Jumbo A, Alt-A and Subprime Programs. These loans may not have met a specific RFC program parameter, such as: a loan that was originated at a 90% LTV with no mortgage insurance and targeted for a secondary program specifying a maximum 80% LTV; a higher ARM margin than that required by a particular program; or a contractual delinquency of 30 to 89 days. Also included in this category are loans with document deficiencies.

     Reperforming Loans: Loans that have a default history and are characterized as at least 90 days delinquent because the borrower still has prior scheduled principal due. However, the loans are considered Re-Performing because the borrower has either (a) made at least three aggregate scheduled payments in the last three months or (b) the borrower has made at least four aggregate scheduled payments in the last six months.

Credit Enhancement:  Credit enhancement for the benefit of the Group I and Group
     II Certificates will be as follows:

The  Group I Certificates

The Policy Ambac Assurance Corporation (the "Certificate Insurer") will unconditionally and irrevocably guarantee: (a) timely payment of interest,
     (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Class A Certificates by no later than their respective final scheduled maturity date (the "Policy"). The Policy is not revocable for any reason.

        Overcollateralization ("OC"):
        Initial (% Orig.)                   0.00%
        OC Target (% Orig.)            2.20%
        Stepdown (% Current)         4.40%
        OC Floor (% Orig.)              0.50%

        Excess Spread:
        Initially  equal  to  [212]  bps  per  annum
        (before   losses)  and  is  expected  to  be
        available to cover losses and build OC starting on the February 2001 Distribution
        Date.

                            The Group II Certificates

                                    The Policy
                                    Ambac     Assurance     Corporation     (the
                                    "Certificate  Insurer") will unconditionally
                                    and   irrevocably   guarantee:   (a)  timely
                                    payment of  interest,  (b) the amount of any
                                    losses  not  covered  by  excess  spread  or
                                    overcollateralization,  and (c) the  payment
                                    of principal on the Class A Certificates  by
                                    no  later   than  their   respective   final
                                    scheduled maturity date (the "Policy").  The
                                    Policy is not revocable for any reason.

                                    Overcollateralization ("OC"):
                                    Initial (% Orig.)                   2.00%
                                    OC Target (% Orig.)            5.00%
                                    Stepdown (% Current)       10.00%
                                    OC Floor (% Orig.)              0.50%

                                    Excess Spread:
                                    Initially  equal  to  [233]  bps  per  annum
                                    (before   losses)  and  is  expected  to  be
                                    available to cover losses and build OC starting on the February 2001 Distribution Date.

Priority of Distributions: On each Distribution Date, amounts available for distribution will be allocated in the following order of priority:

1.      To pay accrued interest due on the Class A Certificates;

2. To pay principal to the holders of the Class A Certificates in an amount equal to scheduled principal and principal prepayments received or advances in respect of the related Mortgage Loans;

3. To pay as principal to the Class A Certificates an amount necessary to cover Realized Losses on the related Mortgage Loans;

4. To pay permitted reimbursements to the Certificate Insurer for prior draws on the Policy;

5. To pay as additional principal on the Class A Certificates, the amount necessary to bring the amount of overcollateralization up to the Required Overcollateralization Amount;

6.      To pay prepayment interest shortfalls on the Class A Certificates;

7. To pay any Basis Risk Shortfall Carry-Forward Amounts to the Class A-II Certificates; and

8. To the holders of the Class SB Certificates and the Class R Certificates, any remaining Excess Cash Flow.

Principal Distributions: The principal distribution amount with respect to the Group I Mortgage Loans will be distributed to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, until paid in full. The principal distribution amount with respect to the Group II Mortgage Loans will be distributed to the Class A-II Certificates until paid in full.

Basis Risk Shortfall
Carry-Forward                       Amount:    The   "Basis    Risk    Shortfall
                                    Carry-Forward   Amount"   is  equal  to  the
                                    aggregate amount of Basis Risk Shortfall on such Distribution Date, plus any unpaid
                                    Basis Risk Shortfall from prior Distribution
                                    Dates, plus interest thereon to the extent previously unreimbursed.

                                    On any Distribution Date on which any of the
                                    Group II Certificates receive interest based
                                    on  the  Net  WAC  Cap  Rate,   "Basis  Risk
                                    Shortfall"  is equal to the excess,  if any,
                                    of (a) accrued  certificate  interest on the
                                    related  Group  II  Certificate   calculated
                                    pursuant  to the lesser of (i) clause (x) of
                                    the definition of Pass-Through  Rate thereof
                                    and (ii) 14%  over (b)  accrued  certificate
                                    interest on the related Group II Certificate
                                    calculated pursuant to the Net WAC Cap Rate.
                                    Basis   Risk    Shortfall   will   only   be
                                    recoverable from Excess Cash Flow, and not from the Policy or otherwise.

Stepdown Date: The Stepdown Date is the Distribution Date occurring on the later of:

(1)     the [31]st Distribution Date (or [July 2003]); and

(2) the first Distribution Date on which the current Pool Principal Balance has been reduced to an amount equal to 50% or less of the original Pool Principal Balance.

Advancing: The Master Servicer will be obligated to advance delinquent principal and interest through the liquidation of REO or until deemed unrecoverable.

Compensating  Interest:  The Master  Servicer will be required to cover interest shortfalls as a result of principal prepayments in full up to the lesser of
     (a) one-twelfth of 0.125% and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date.

Minimum Denominations: $25,000 and integral multiples of $1 in excess thereof.

Optional Call: The Master Servicer may, at its option, effect an early redemption or termination of the Certificates on the first Distribution Date after the Distribution Date on which the current Pool Principal Balance declines to 10% or less of the original Pool Principal Balance of the Mortgage Loans.

Tax  Status: The Trust will be established as a REMIC for tax purposes.

ERISAEligibility: The Class A Certificates are expected to be eligible for benefit plans that are subject to ERISA.

SMMEATreatment: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.



Characteristics of the Offered Certificates (a), (b), (c), (d)

-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------
                                               Average  Principal  Final
                         Original               Life    Lockout/ Scheduled   Expected
Offered          Loan   Principal              to Call  Window   Maturity     Ratings       Credit
Certificates    Group     Balance    Coupon    (years)  (months)   Date     (S&P/Mdy's)  Enhancement
                                                                 ----------
-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------

  Class A-I-1    I     $66,615,000   Fixed      1.00    0 /      5/25/15     AAA / Aaa    Ambac + OC
                                                         26
  Class A-I-2    I     35,434,000    Fixed      3.00    25 /     11/25/21    AAA / Aaa    Ambac + OC
                                                         23
  Class A-I-3    I     27,140,000    Fixed      5.00    47       12/25/25    AAA / Aaa    Ambac + OC
                                                         /27
  Class A-I-4    I     42,795,000    Fixed      8.38    73 /     12/25/30    AAA / Aaa    Ambac + OC
                                                         38
  Class A-II     II    136,533,000 Floating     3.01    0 /      12/25/30    AAA / Aaa    Ambac + OC
                                      (e)                111
-------------- ------- ----------- ----------- -------- -------- ---------- ------------ -------------
Notes:
(a)    Class sizes subject to a 10% variance.
(b)    Pricing  Prepayment  Speed  Assumption:  18% CPR (Fixed  Rate  Mortgage  Loans);  25% CPR
       (Adjustable Rate Mortgage Loans).
(c)    Transaction priced to 10% clean-up call.
(d)    The coupon on the Class A-I-4 Certificates will increase by 0.50% and the margin on the Class A-II  Certificates  will  double if the 10%  clean-up call is not exercised.
(e)    The lesser of (i) One-Month  LIBOR plus the related  margin and (ii) 14%, subject to the Net WAC Cap Rate.


Class A-I-1 (to 10% Call and to
Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          7.20      1.85     1.26      1.00     0.79      0.67
Modified Duration (years)
                                          5.24      1.65     1.15      0.93     0.74      0.64
First Principal Distribution           1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Distribution            6/25/14   1/25/05  9/25/03   2/25/03  8/25/02   5/25/02
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  162        49       33        26       20        17
Illustrative Yield @ Par (30/360)        6.83%     6.65%    6.53%     6.43%    6.31%     6.21%
-----------------------------------------------------------------------------------------------


Class A-I-2 (to 10% Call and to
Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)                     16.49      5.63
                                                             3.82      3.00     2.33      1.96
Modified Duration (years)
                                          9.65      4.53     3.26      2.63     2.09      1.78
First Principal Distribution           6/25/14   1/25/05  9/25/03   2/25/03  8/25/02   5/25/02
Last Principal Distribution            3/25/21   5/25/08  1/25/06  12/25/04  1/25/04   7/25/03
Principal Lockout (months)                 161        48       32        25       19        16
Principal Window (months)                   82        41       29        23       18        15
Illustrative Yield @ Par (30/360)        6.76%     6.71%    6.67%     6.64%    6.60%     6.56%
-----------------------------------------------------------------------------------------------







 Class A-I-3 (to 10% Call and to
Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         22.65      8.95     6.33      5.00     3.90      3.29
Modified Duration (years)
                                         11.19      6.49     4.97      4.10     3.32      2.85
First Principal Distribution           3/25/21   5/25/08  1/25/06  12/25/04  1/25/04   7/25/03
Last Principal Distribution            9/25/25   6/25/11 10/25/08   2/25/07 10/25/05   1/25/05
Principal Lockout (months)                 242        88       60        47       36        30
Principal Window (months)                   55        38       34        27       22        19
Illustrative Yield @ Par (30/360)        6.90%     6.87%    6.85%     6.83%    6.81%     6.78%
-----------------------------------------------------------------------------------------------



Class A-I-4 (to 10% Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         26.94     14.43    10.38      8.38     6.57      5.49
Modified Duration (years)
                                         11.53      8.65     7.05      6.07     5.06      4.38
First Principal Distribution           9/25/25   6/25/11 10/25/08   2/25/07 10/25/05   1/25/05
Last Principal Distribution           11/25/28   1/25/17  6/25/12   3/25/10  3/25/08  12/25/06
Principal Lockout (months)                 296       125       93        73       57        48
Principal Window (months)                   39        68       45        38       30        24
Illustrative Yield @ Par (30/360)        7.29%     7.28%    7.27%     7.26%    7.25%     7.23%
-----------------------------------------------------------------------------------------------



Class A-I-4 (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)                                                                      6.78
                                         27.21     16.65    12.34     10.02     7.97
Modified Duration (years)
                                         11.56      9.20     7.73      6.75     5.75      5.09
First Principal Distribution           9/25/25   6/25/11 10/25/08   2/25/07 10/25/05   1/25/05
Last Principal Distribution            5/25/30   4/25/29  5/25/26  10/25/22  8/25/18  12/25/15
Principal Lockout (months)                 296       125       93        73       57        48
Principal Window (months)                   57       215      212       189      155       132
Illustrative Yield @ Par (30/360)        7.29%     7.31%    7.32%     7.32%    7.32%     7.32%
-----------------------------------------------------------------------------------------------





Class A-II (to 10% Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         18.95      5.72     3.96      3.01     2.36      1.86
Modified Duration (years)
                                          9.48      4.05     3.06      2.44     1.99      1.61
First Principal Distribution           1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Distribution           11/25/28   1/25/17  6/25/12   3/25/10  3/25/08  12/25/06
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  335       193      138       111       87        72
Illustrative Yield @ Par (30/360)        7.19%     7.18%    7.18%     7.18%    7.18%     7.18%
-----------------------------------------------------------------------------------------------


Class A-II (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        9%      14%       18%      23%       27%
    Adjustable Rate Mortgage Loans          0%       13%      19%       25%      31%       38%
-----------------------------------------------------------------------------------------------
Average Life (years)                                                                      1.94
                                         19.02      5.99     4.20      3.16     2.48
Modified Duration (years)
                                          9.49      4.13     3.15      2.51     2.05      1.66
First Principal Distribution           1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Distribution            5/25/30   6/25/27  8/25/22   2/25/18  9/25/14  10/25/11
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  353       318      260       206      165       130
Illustrative Yield @ Par (30/360)        7.19%     7.19%    7.19%     7.19%    7.19%     7.19%
-----------------------------------------------------------------------------------------------








        Distribution    Net WAC          Distribution   Net WAC         Distribution   Net WAC
   Month        Date    Cap (%)    Month         Date   Cap (%)    Month       Date    Cap (%)

       1     1/25/01     9.151        41      5/25/04   10.797        81    9/25/07   10.475
       2     2/25/01     9.151        42      6/25/04   10.449        82   10/25/07   10.824
       3     3/25/01   10.132         43      7/25/04   10.798        83   11/25/07   10.476
       4     4/25/01     9.152        44      8/25/04   10.450        84   12/25/07   10.826
       5     5/25/01     9.435        45      9/25/04   10.451        85    1/25/08   10.478
       6     6/25/01     9.247        46     10/25/04   10.800        86    2/25/08   10.478
       7     7/25/01     9.534        47     11/25/04   10.452        87    3/25/08   11.202
       8     8/25/01     9.258        48     12/25/04   10.801        88    4/25/08   10.480
       9     9/25/01     9.258        49      1/25/05   10.453        89    5/25/08   10.830
      10    10/25/01     9.567        50      2/25/05   10.454        90    6/25/08   10.482
      11    11/25/01     9.258        51      3/25/05   11.574        91    7/25/08   10.832
      12    12/25/01     9.567        52      4/25/05   10.455        92    8/25/08   10.483
      13     1/25/02     9.259        53      5/25/05   10.804        93    9/25/08   10.484
      14     2/25/02     9.259        54      6/25/05   10.456        94   10/25/08   10.834
      15     3/25/02   10.251         55      7/25/05   10.805        95   11/25/08   10.486
      16     4/25/02     9.259        56      8/25/05   10.457        96   12/25/08   10.836
      17     5/25/02     9.570        57      9/25/05   10.458        97    1/25/09   10.487
      18     6/25/02     9.307        58     10/25/05   10.807        98    2/25/09   10.488
      19     7/25/02     9.617        59     11/25/05   10.459        99    3/25/09   11.613
      20     8/25/02     9.994        60     12/25/05   10.809       100    4/25/09   10.490
      21     9/25/02     9.994        61      1/25/06   10.461       101    5/25/09   10.840
      22    10/25/02   10.328         62      2/25/06   10.461       102    6/25/09   10.492
      23    11/25/02     9.995        63      3/25/06   11.583       103    7/25/09   10.842
      24    12/25/02   10.329         64      4/25/06   10.463       104    8/25/09   10.493
      25     1/25/03     9.996        65      5/25/06   10.812       105    9/25/09   10.494
      26     2/25/03     9.996        66      6/25/06   10.464       106   10/25/09   10.845
      27     3/25/03   11.068         67      7/25/06   10.813       107   11/25/09   10.496
      28     4/25/03     9.997        68      8/25/06   10.465       108   12/25/09   10.847
      29     5/25/03   10.339         69      9/25/06   10.466       109    1/25/10   10.498
      30     6/25/03   10.397         70     10/25/06   10.816       110    2/25/10   10.499
      31     7/25/03   10.787         71     11/25/06   10.467
      32     8/25/03   10.439         72     12/25/06   10.817
      33     9/25/03   10.444         73      1/25/07   10.469
      34    10/25/03   10.793         74      2/25/07   10.469
      35    11/25/03   10.445         75      3/25/07   11.592
      36    12/25/03   10.794         76      4/25/07   10.471
      37     1/25/04   10.446         77      5/25/07   10.821
      38     2/25/04   10.447         78      6/25/07   10.472
      39     3/25/04   11.168         79      7/25/07   10.822
      40     4/25/04   10.448         80      8/25/07   10.474





----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                       Group I Mortgage Loans (Fixed Rate)
                      Preliminary Characteristics as of the Cut-off Date





------------------------------------------------------------------------------------------------------
Collateral       Subprime*  Alt A*    Seasoned   Jumbo A*    Multi-      Home       Re-      Total
Sub-Group                                                    Family    Solution  Performing
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Percent of Total    25.28%    24.07%     22.45%     19.88%      7.30%      0.92%     0.10%    100.00%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Current Balance $43,765,85$41,655,45$38,860,192$34,406,729$12,644,109$1,584,362  $178,358 $173,095,066
 Loan Count            502       211        403        112         28         13         3      1,272
 Average Balance   $87,183  $197,419    $96,427   $307,203   $451,575 $121,874.03  $59,453   $136,081
 %>$200,000         24.98%    65.44%     32.92%     91.45%     98.59%     20.01%     0.00%     55.02%
 %>$500,000          1.60%     8.56%      7.59%      8.27%     39.22%      0.00%     0.00%      8.67%
------------------------------------------------------------------------------------------------------
 Gross WAC (%)     11.194%    9.496%     8.953%     8.628%     8.188%    10.511%    9.887%     9.545%
 WAM (mos)             327       339        229        349        272        358       349        308
 WA Age (mos)            5         2         49          4         25          2        11         15
 WA Orig. Term         333       341        278        353        297        360       360        324
(mos)
------------------------------------------------------------------------------------------------------
 Balloon            21.48%     0.83%      6.01%        ---    100.00%        ---       ---     14.28%
 Fully              78.52%    99.17%     93.99%    100.00%      0.00%    100.00%   100.00%     85.72%
Amortizing
------------------------------------------------------------------------------------------------------
 First Lien         99.78%   100.00%     91.62%    100.00%    100.00%    100.00%   100.00%     98.06%
 Second Lien         0.22%       ---      8.38%        ---        ---        ---       ---      1.94%
------------------------------------------------------------------------------------------------------
 WA FICO               602       694        670        697        701        709       585        664
 % below 640        70.93%    14.85%     33.00%      7.36%        ---     19.84%   100.00%     30.67%
 Current CLTV       80.98%    81.11%     72.05%     81.42%     73.16%    101.55%    68.73%     78.70%
------------------------------------------------------------------------------------------------------
Loan Type
 Single Family      88.22%    72.48%     86.78%     79.84%        ---     69.65%   100.00%     75.84%
 PUD                 4.15%    20.87%      9.36%     16.39%        ---     16.07%       ---     11.58%
 Condo               1.43%     6.48%      2.71%      3.77%        ---     14.28%       ---      3.41%
 Manuf. Housing      5.58%     0.17%      0.97%        ---        ---        ---       ---      1.67%
 Other               0.62%       ---      0.17%        ---    100.00%        ---       ---      7.50%
------------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied     89.11%    96.10%     96.02%     95.35%        ---     92.82%   100.00%     87.12%
 Investor           10.89%     3.90%      3.98%      4.65%    100.00%      7.18%       ---     12.88%
Property
                 -------------------------------------------------------------------------------------
-----------------
Loan Purpose
 Purchase Money     29.27%    72.48%     24.37%     79.06%     43.63%    100.00%       ---     50.13%
 Cash Out/Refi      61.36%    13.52%     35.25%      7.40%        ---        ---    46.67%     28.20%
 Rate Term/Refi      8.11%    12.81%     27.03%      9.69%     56.37%        ---    53.33%     17.30%
 Other               1.26%     1.18%     13.35%      3.84%        ---        ---       ---      4.37%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
States > 5%
 California          9.58%    17.03%     15.01%     37.64%     11.12%     26.27%       ---     18.42%
 New York           11.54%     1.64%      9.85%      3.70%     21.69%        ---       ---      7.84%
 Florida             8.40%     7.68%      6.19%      1.03%     11.75%        ---    32.87%      6.46%
 North Carolina      3.63%     1.06%     12.95%      8.08%        ---        ---       ---      5.69%
------------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.





----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                         Group II Mortgage Loans (ARMs)
                      Preliminary Characteristics as of the Cut-off Date


-----------------------------------------------------------------------------------------------------
Collateral         Subprime*     Seasoned       Alt A*       Jumbo A*     Reperforming     Total
Sub-Group
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Percent of Total        45.17%        37.39%        11.37%         5.53%          0.55%      100.00%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 Current Balance   $66,215,297   $54,811,193   $16,672,777    $8,106,223       $799,936 $146,605,426
 Loan Count                681           363            63            36              7        1,150
 Average Balance       $97,232      $150,995      $264,647      $225,173       $114,277     $127,483
 %>$200,000             19.68%        52.48%        78.34%        74.76%          0.00%       41.55%
 %>$500,000              0.90%        12.25%        37.01%        15.04%          0.00%       10.03%
-----------------------------------------------------------------------------------------------------
 Gross WAC (%)         10.790%        9.699%        8.461%        8.109%        11.116%       9.971%
 WAM (mos)                 354           299           350           352            349          333
 WA Age (mos)                6            64             5             7             11           28
 WA Orig. Term             360           362           355           360            360          361
(mos)
-----------------------------------------------------------------------------------------------------
 Balloon                   ---           ---           ---           ---            ---          ---
 Fully Amortizing      100.00%       100.00%       100.00%       100.00%        100.00%      100.00%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 First Lien            100.00%       100.00%       100.00%       100.00%        100.00%      100.00%
 Second Lien               ---           ---           ---           ---            ---          ---
-----------------------------------------------------------------------------------------------------
 WA FICO                   583           621           694           710            518          616
 % below 640            86.57%        63.41%        19.22%         5.48%        100.00%       65.68%
 Current CLTV           82.17%        77.69%        70.84%        76.17%         74.19%       78.83%
-----------------------------------------------------------------------------------------------------
 WA Margin              6.689%        3.878%        3.137%        3.016%         6.947%       5.032%
 WA Lifetime Cap       17.318%       14.368%       13.847%       13.868%        17.452%      15.630%
 WA Next Rate               22             9            12            22             15           16
Adj.
 WA Reset                    6             9            11            10              6            8
Frequency
-----------------------------------------------------------------------------------------------------
Loan Type
 Single Family          89.54%        81.86%        82.58%        77.71%        100.00%       85.28%
 PUD                     4.28%        10.95%        11.12%        11.05%            ---        7.90%
 Condo                   3.56%         6.35%         6.31%        11.24%            ---        5.32%
 Manuf. Housing          1.86%         0.10%         0.00%         0.00%            ---        0.88%
 Other                   0.76%         0.74%           ---           ---            ---        0.62%
-----------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied         92.18%        95.06%        93.01%        87.89%         85.94%       93.08%
 Investor                7.82%         4.94%         6.99%        12.11%         14.06%        6.92%
Property
-----------------------------------------------------------------------------------------------------
Loan Purpose
 Purchase Money         38.89%        44.94%        37.15%        61.96%         20.94%       42.13%
 Cash Out/Refi          52.78%        31.73%        11.38%        21.36%         63.38%       38.53%
 Rate Term/Refi          8.22%        20.23%        18.45%         4.28%         15.69%       13.70%
 Other                   0.11%         3.10%        33.01%        12.40%            ---        5.65%
-----------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.





----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                         Group II Mortgage Loans (ARMs)
                      Preliminary Characteristics as of the Cut-off Date
                                    (cont'd)


----------------------------------------------------------------------------------------------------
Collateral         Subprime*     Seasoned       Alt A*      Jumbo A*    Reperforming      Total
Sub-Group
----------------------------------------------------------------------------------------------------
Percent of Total        45.17%        37.39%       11.37%         5.53%         0.55%       100.00%
----------------------------------------------------------------------------------------------------
States > 4%
   California           19.88%        25.19%       27.86%        29.97%        14.06%        23.30%
   Maryland              2.42%         8.82%          ---           ---           ---         4.39%
   Illinois              6.67%         4.66%        0.64%           ---           ---         4.83%
   New York              4.00%         7.32%          ---           ---           ---         4.54%
   Colorado              3.61%         4.86%        7.46%         4.08%           ---         4.52%
   Ohio                  7.62%         1.22%        0.99%         3.44%           ---         4.20%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Index
  6 month LIBOR        100.00%        48.24%       10.62%        39.28%       100.00%        67.13%
  1 Year UST             0.00%        48.67%       89.38%        60.72%           ---        31.72%
  COFI                     ---         0.45%          ---           ---           ---         0.17%
  Other                    ---         2.64%          ---           ---           ---         0.99%
----------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.





----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

           Loan-to-Value Ratios

                Range of            Number of     Cut-Off Date   Percentage of
              Loan-to-Value          Loans         Principal       Loan Pool
               Ratios (%)                           Balance
           --------------------  ----------------------------------------------
              0.01 to 40.00                  14      $595,378.18         0.41%
             40.01 to 50.00                  16     3,088,293.30         2.11%
             50.01 to 60.00                  65     9,657,900.97         6.59%
             60.01 to 70.00                 182    21,216,507.30        14.47%
             70.01 to 80.00                 457    58,268,022.54        39.74%
             80.01 to 90.00                 305    39,476,135.80        26.93%
             90.01 to 100.00                 79    10,138,948.38         6.92%
            100.01 to 110.00                 29     3,558,018.01         2.43%
            110.01 to 120.00                  3       606,221.36         0.41%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%

Mortgage Loan Group II

           Credit Scores

                Range of           Number of      Cut-Off Date   Percentage of
              Credit Scores           Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
               499 or Less                  126    13,348,685.15         9.11%
               500 to 519                   113    11,387,899.30         7.77%
               520 to 539                   149    16,130,868.25        11.00%
               540 to 559                   112    14,510,294.55         9.90%
               560 to 579                   135    15,417,494.02        10.52%
               580 to 599                   105    11,789,733.00         8.04%
               600 to 619                   109    13,702,768.86         9.35%
               620 to 639                    50     6,698,067.92         4.57%
               640 to 659                    48     7,465,928.85         5.09%
               660 to 679                    39     6,569,782.60         4.48%
               680 to 699                    37     8,310,480.50         5.67%
               700 to 719                    32     4,695,656.18         3.20%
               720 to 739                    21     4,621,959.08         3.15%
               740 to 759                    26     6,473,068.19         4.42%
               760 to 799                    14     2,279,725.08         1.56%
               800 to 819                     6     1,211,310.23         0.83%
              Not Available                  28     1,991,704.08         1.36%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%





----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

           Debt-to-Income

                Range of           Number of      Cut-Off Date   Percentage of
             Debt-to-Income           Loans        Principal       Loan Pool
                  Ratio                             Balance
           --------------------  ----------------------------------------------
              Not Available                 472   $59,114,335.84        40.32%
           10.0001% to 20.000%               23     1,534,821.20         1.05%
           20.001% to 30.000%                81    10,283,124.14         7.01%
           30.001% to 40.000%               194    26,382,690.95        18.00%
           40.001% to 50.000%               232    31,507,837.35        21.49%
           50.001% to 60.000%               124    15,271,339.23        10.42%
           60.001% or greater                24     2,511,277.13         1.71%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%

Mortgage Loan Group II

           Documentation

                Range of           Number of      Cut-Off Date   Percentage of
           Documentation Type         Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
                  Full                      812   $98,546,710.65        67.22%
                 Limited                    338   $48,058,715.19        32.78%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%

Mortgage Loan Group II

           Prepay Penalties

                Range of           Number of      Cut-Off Date   Percentage of
             Prepay Penalty           Loans        Principal       Loan Pool
                  Terms                             Balance
           --------------------  ----------------------------------------------
                  None                      430   $71,815,000.00        48.99%
                12 months                    19    $2,391,916.97         1.63%
                24 months                   106   $10,671,177.78         7.28%
                36 months                   297   $33,782,868.34        23.04%
                60 months                   298   $27,944,462.75        19.06%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%






Mortgage Loan Group II

        Delinquency Status

                Range of           Number of      Cut-Off Date   Percentage of
           Delinquency Status         Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
                 Current                  2,363                         99.08%
                                                 $316,697,041.78
              30 to 59 days                  29     2,067,284.71         0.77%
              60 to 89 days                   2       230,163.79         0.16%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%


Mortgage Loan Group II

        High Cost Loans

                                   Number of      Cut-Off Date   Percentage of
             High Cost Loans          Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
               Section 32                    57    $5,776,286.55         3.94%
             Non-Section 32               1,093  $140,829,139.29        96.06%
                                 ----------------------------------------------
                  Total                   1,150  $146,605,425.84       100.00%





RAMP2000RS4, Class AI3--Price/Yield

CUSIP                                Face           $27,271,000.00  Settle at
                                                                    Pricing
Coupon                7.04           Original       $27,271,000.00  Accrual begins 12/01/2000
                                     Balance
Delay                 24             Current        $27,271,000.00  Factor Date    N/A
                                     Balance
Stated Maturity       N/A            Factor         1
Type                  SEN FIX
YIELD CURVE:  Spread off
interpolated node
3MO=5.87, 6MO=6.22, 1YR=6.2, 2YR=6.44, 5YR=6.29, 10YR=6.09,
30YR=6.09

                Price     0CPR, 0CPR    9CPR, 13CPR    14CPR, 19CPR   18CPR, 25CPR   23CPR, 31CPR   27CPR, 38CPR
                               Yield

              99.3750          7.158          7.168           7.176          7.182          7.191          7.199
              99.4375          7.153          7.159           7.163          7.167          7.172          7.177
              99.5000          7.147          7.149           7.150          7.152          7.153          7.155
              99.5625          7.141          7.139           7.138          7.136          7.134          7.133
              99.6250          7.135          7.129           7.125          7.121          7.115          7.111
              99.6875          7.130          7.120           7.112          7.106          7.097          7.089
              99.7500          7.124          7.110           7.100          7.090          7.078          7.067
              99.8125          7.118          7.100           7.087          7.075          7.059          7.045
              99.8750          7.113          7.091           7.074          7.060          7.040          7.023
              99.9375          7.107          7.081           7.062          7.044          7.021          7.001
             100.0000          7.101          7.071           7.049          7.029          7.002          6.979
             100.0625          7.096          7.062           7.037          7.014          6.983          6.957
             100.1250          7.090          7.052           7.024          6.999          6.965          6.935
             100.1875          7.084          7.042           7.012          6.983          6.946          6.914
             100.2500          7.079          7.033           6.999          6.968          6.927          6.892
             100.3125          7.073          7.023           6.986          6.953          6.908          6.870
             100.3750          7.068          7.013           6.974          6.938          6.889          6.848
             100.4375          7.062          7.004           6.961          6.923          6.871          6.826
             100.5000          7.056          6.994           6.949          6.908          6.852          6.805
             100.5625          7.051          6.984           6.936          6.892          6.833          6.783
             100.6250          7.045          6.975           6.924          6.877          6.815          6.761

Spread @ Center Price            101             94              81             74             66             60
                  WAL          22.65           8.95            6.33           5.00           3.90           3.29
             Mod Durn         10.993          6.428           4.940          4.077          3.302          2.842
     Principal Window Mar21 to Sep25 May08 to Jun11  Jan06 to Oct08 Dec04 to Feb07 Jan04 to Oct05 Jul03 to Jan05

           Prepay (1)       At 0 CPR       At 9 CPR       At 14 CPR      At 18 CPR      At 23 CPR      At 27 CPR
           Prepay (2)       At 0 CPR      At 13 CPR       At 19 CPR      At 25 CPR      At 31 CPR      At 38 CPR

  Optional Redemption     Calls ASAP     Calls ASAP      Calls ASAP     Calls ASAP     Calls ASAP     Calls ASAP
                               (Y/Y)          (Y/Y)           (Y/Y)          (Y/Y)          (Y/Y)          (Y/Y)


            LIBOR_6MO           6.45           6.45            6.45           6.45           6.45           6.45
                PRIME            9.5            9.5             9.5            9.5            9.5            9.5
              COFI_11          5.589          5.589           5.589          5.589          5.589          5.589
              CMT_1YR           6.19           6.19            6.19           6.19           6.19           6.19

